RECORDATION REQUESTED BY:

SAVINGS BANK OF MENDOCINO COUNTY
   P.O. Box 3600
   200 N. School Street
   Ukiah, CA 95482

WHEN RECORDED MAIL TO:

SAVINGS BANK OF MENDOCINO COUNTY
   200 N. School Street
   P.O. Box 3600
   Ukiah, CA 95482                                  SPACE ABOVE THIS LINE IS FOR
                                                    RECORDERS'S USE ONLY
--------------------------------------------------------------------------------
Savings Bank
OF MENDOCINO COUNTY
    A Full Service Commercial Sank

                 HAZARDOUS SUBSTANCES CERTIFICATE AND INDEMNITY

THIS HAZARDOUS SUBSTANCES CERTIFICATE AND INDEMNITY AGREEMENT DATED DECEMBER 17, 1997, IS MADE BY Mendocino Brewing Company, a California Corporation (referred to below as "Borrower", sometimes as "Trustor"), and SAVINGS BANK OF MENDOCINO COUNTY (referred to below as "Lender"). For good and valuable consideration and to induce Lender to make a Loan to Borrower, each party executing this Agreement hereby represents and agrees with Lender as follows:

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

      Agreement.   The  word   "Agreement"   means  this  Hazardous   Substances
      Certificate  and  Indemnity   Agreement,   as  this  Hazardous  Substances
      Certificate and Indemnity Agreement may be modified from time to time, together with all exhibits and schedules attached to this Hazardous Substances Certificate and Indemnity Agreement,

      Borrower.   The  word  "Borrower"  means   individually  and  collectively
      Mendocino Brewing Company, a California Corporation, its successors and assigns.

      Environmental Laws. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, at seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub.
      L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., Chapters 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25100, et seq., and other applicable state or federal laws, rules, or regulations adopted pursuant to any of the foregoing.

      Hazardous Substance. The words "Hazardous Substance" are used in their very broadest sense and refer to materials that, because of their quantity, concentration or physical chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. "Hazardous Substances" include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products of any fraction thereof and asbestos.

      Lender. The word "Lender" means SAVINGS BANK OF MENDOCINO COUNTY, its successors and assigns.

      Loan. The word "Loan" or "Loans" means and includes without limitation any and all commercial loans and financial accommodations from Lender to Borrower, whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

      Occupant. The word "Occupant" means individually and collectively all persons or entities occupying or utilizing the Property, whether as owner, tenant, operator or other occupant.

      Property. The word "Property" means the following described real property, and all improvements thereon located in MENDOCINO County, the State of
      California:

          AS PER EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF.

      The Real Property or its address is commonly known as 1601 Airport Blvd., UKIAH CA 95482. The Assessor's Parcel Number for the Real Property is 180-110-07.

      Trustor. The word "Trustor" means individually and collectively Mendocino Brewing Company, a California Corporation.

REPRESENTATIONS. The following representations are made to Lender, subject to disclosures made and accepted by Lender in writing:

      Use Of Property. After due inquiry and investigation, Borrower has no knowledge, or reason to believe, that there has been any use,

12-17-1997       HAZARDOUS SUBSTANCES CERTIFICATE AND INDEMNITY           Page 2
Loan No 973101R                 (Continued)
================================================================================

      generation, manufacture, storage, treatment, refinement, transportation, disposal, release, or threatened release of any Hazardous Substance by any person on, under, or about the Property.

      Hazardous Substances. After due inquiry and investigation, Borrower has no knowledge, or reason to believe, that the Property, whenever and whether owned by previous Occupants, has ever contained asbestos, PCB or other Hazardous Substances, whether used in construction or stored on the Property.

      No Notices. Borrower has received no summons, citation, directive, letter or other communication, written or oral, from any agency or department of any county or state or the U.S. Government concerning any intentional or unintentional action or omission on, under, or about the Property which has resulted in the releasing, spilling, leaking, pumping, pouring, emitting, emptying or dumping of Hazardous Substances into any waters or onto any lands or where damage may have resulted to the lands, waters, fish, shellfish, wildlife, biota, air or other natural resources.

AFFIRMATIVE COVENANTS. Subject to disclosures made and accepted by Lender in writing, Borrower hereby covenants with Lender as follows:

      Use Of Property. Borrower will not use and does not intend to use the Property to generate, manufacture, refine, transport, treat, store, handle or dispose of any Hazardous Substances.

      Compliance with Environmental Laws. Borrower shall cause the Property and the operations conducted thereon to comply with all Environmental Laws and orders of any governmental authorities having jurisdiction under any Environmental Laws and shall obtain, keep in effect and comply with all governmental permits and authorizations required by Environmental Laws with respect to such Property or operations. Borrower shall furnish Lender with copies of all such permits and authorizations and any amendments or renewals thereof and shall notify Lender of any expiration or revocation of such permits or authorizations.

      Preventive, Investigatory and Remedial Action. Borrower shall exercise extreme care in handing Hazardous Substances if Borrower uses or encounters any. Borrower, at Borrower's expense, shall undertake any and all preventive, investigatory or remedial action (including emergency response, removal, containment and other remedial action) (a) required by any applicable Environmental Laws or orders by any governmental authority having jurisdiction under Environmental Laws, or (b) necessary to prevent or minimize property damage (including damage to Occupant's own property), personal injury or damage to the environment, or the threat of any such damage or injury, by releases of or exposure to Hazardous Substances in connection with the Property or operations of any Occupant on the Property. In the event Borrower fails to perform any of Borrower's obligations under this section of the Agreement, Lender may (but shall not be required to) perform such obligations at Borrower's expense. All such costs and expenses incurred by Lender under this section and otherwise under this Agreement shall be reimbursed by Borrower to Lender upon demand with interest at the Loan default rate, or in the absence of a default rate, at the Loan interest rate. Lender and Borrower intend that Lender shall have full recourse to Borrower for any sum at any time due to Lender under this Agreement. In performing any such obligations of Borrower, Lender shall at all times be deemed to be the agent of Borrower and shall not by reason of such performance be deemed to be assuming any responsibility of Borrower under any Environmental Law or to any third party. Borrower hereby irrevocably appoints Lender as Borrower's attorney-in-fact with full power to perform such of Borrower's obligations under this section of the Agreement as Lender deems necessary and appropriate.

      Notices. Borrower shall immediately notify Lender upon becoming aware of any of the following:

          (a) Any spill, release or disposal of a Hazardous Substance on any of the Property, or in connection with any of its operations if such spill, release or disposal must be reported to any governmental authority under applicable Environmental Laws.

          (b) Any contamination, or imminent threat of contamination, of the Property by Hazardous Substances, or any violation of Environmental Laws in connection with the Property operations conducted on the Property.

          (c) Any order, notice of violation, fine or penalty or other similar action by any governmental authority relating to Hazardous Substances or Environmental Laws and to the Property or the operations conducted on the Property.

          (d)  Any  judicial  or  administrative   investigation  or  proceeding
          relating to Hazardous Substances or Environmental Laws and to the Property or the operations conducted on the Property.

          (e) Any matters relating to Hazardous Substances or Environmental Laws that would give a reasonably prudent Lender cause to be concerned that the value of Lender's security interest in the Property may be reduced or threatened or that may impair, or threaten to impair, Borrower's ability to perform any of its obligations under this Agreement when such performance is due.

      Access to Records. Borrower shall deliver to Lender, at Lender's request, copies of any and all documents in Borrower's possession or to which it has access relating to Hazardous Substances or Environmental Laws and the Property and the operations conducted on the Property, including without limitation results of laboratory analyses, site assessments or studies, environmental audit reports and other consultants' studies and reports.

      Inspection. Lender reserves the right to inspect and investigate the Property and operations thereon at any time and from time to time, and Borrower shall cooperate fully with Lender in such inspection and investigations. If Lender at any time has reason to believe that Borrower or any Occupants of the Property are not complying with all applicable Environmental Laws or with the requirements of this Agreement or that a material spill, release or disposal of Hazardous Substances has occurred on or under the Property, Lender may require Borrower to furnish Lender at Borrower's expense an environmental audit or a site assessment with respect to the matters of concern to Lender. Such audit or assessment shall be performed by a qualified consultant approved by Lender. Any inspections or tests made by Lender shall be for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lander to Borrower or to any other person.

      BORROWER'S WAIVER AND INDEMNIFICATION. Borrower hereby indemnifies and holds harmless Lender and Lender's officers, directors, employees and agents, and Lender's successors and assigns and their officers, directors, employees and agents against any and all claims, demands, losses, liabilities, costs and expenses (including without limitation attorneys' fees at trial and on any appeal or petition for review) incurred by such person (a) arising out of or relating to any investigatory or remedial action involving the Property, the operations conducted on the Property or any other operations of Borrower or any Occupant and required by Environmental Laws or by orders of any governmental authority having jurisdiction under any Environmental Laws, or (b) on account of injury to any person whatsoever or damage to any property arising out of, in connection with, or in any way relating to (i) the breach of any covenant contained in this Agreement, (ii) the violation of any Environmental Laws,
      (iii) the use, treatment, storage, generation, manufacture, transport, release, spill disposal or other handling of Hazardous Substances on the Property, (iv) the contamination of any of the Property by Hazardous Substances by any means whatsoever (including without limitation any presently existing contamination of the Property), or (v) any costs incurred by Lender pursuant to this Agreement. In addition to this indemnity, Borrower hereby releases and waives all present and future claims against Lender for indemnity or contribution in the event Borrower becomes

12-17-1997      HAZARDOUS SUBSTANCES CERTIFICATE AND INDEMNITY            Page 3
Loan No 973101R                  (Continued)
================================================================================

liable for cleanup or other costs under any Environmental Laws.

PAYMENT: FULL RECOURSE TO BORROWER. Lender and Borrower intend that Lender shall have full recourse to Borrower for Borrower's obligations hereunder as they become due to Lender under this Agreement. Such liabilities losses, claims, damages and expenses shall be reimbursable to Lender as Lender's obligations to make payments with respect thereto are incurred, without any requirement of waiting for the ultimate outcome of any litigation, claim or other proceeding, and Borrower shall pay such liability losses, claims, damages and expenses to Lender as so incurred within thirty (30) days after written notice from Lender. Lender's notice shall contain a brief itemization of the amounts incurred to the date of such notice. In addition to any remedy available for failure to pay periodically such amounts, such amounts shall thereafter bear interest at the Loan default rate, or in the absence of a default rate, at the Loan interest rate.

SURVIVAL. The covenants contained in this Agreement shall survive (a) the repayment of the Loan, (b) any foreclosure, whether judicial or nonjudicial, of the Property, and (c) any delivery of a deed in lieu of foreclosure to Lender or any successor of Lender. The covenants contained in this Agreement shall be for the benefit of Lender and any sucessor to Lender, as holder of any security interest in the Property or the indebtedness secured thereby, or as owner of the Property following foreclosure or the delivery of a deed in lieu of foreclosure.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of the Agreement:

      Applicable Law. This Agreement has been delivered to Lender and accepted by Lender in the State of California. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

      Attorneys' Fees; Expenses. Borrower agrees to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgement collection services. Borrower also shall pay all court costs and such additional fees as may be directed by the court.

      Severability. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

      Waivers and Consents. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by any party of a provision of this Agreement shall not constitute a waiver of or prejudice the party's right otherwise to demand strict compliance with that provision or any other provision. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, shall constitute a waiver of any of Lender's rights or any of Borrower's obligations as to any future transactions. Whenever consent by Lender is required in this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required. Borrower hereby waives notice of acceptance of this Agreement by Lender.

EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT, AND EACH AGREES TO ITS TERMS. NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS AGREEMENT EFFECTIVE.

INDEBTOR:

Mendocino Brewing Company, a California Corporation

By:  /s/ Michael Laybourn           By: /s/ Jerome Merchant
    -----------------------------       ----------------------------------
     Michael Laybourn, President        Jerome Merchant, Chief Financial Officer

LENDER:

SAVINGS BANK OF MENDOCINO COUNTY

By:
   ------------------------------
   Authorized Officer